SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[8]
and/or REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	[8]

(Check appropriate box or boxes)

The Pennsylvania Avenue Funds
(Exact Name of Registrant as Specified in Charter)

260 Water Street
Brooklyn, NY 11201-1290
(Address of Principal Executive Offices)
Registrant's Telephone Number, including Area Code: (202) 294-8887

Thomas Kirchner
260 Water Street
Brooklyn, NY 11201-1290
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: From date of this filing

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (May 1, 2009) pursuant to paragraph (b)
[X]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: The Pennsylvania Avenue Event-Driven Fund.

PENNSYLVANIA AVENUE
EVENT-DRIVEN FUND

Investor Class Shares (Symbol: PAEDX)

Adviser Class Shares

Prospectus
May1, 2009

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these securities or pass upon the adequacy of this prospectus. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

Risk/Return Summary

3

Fund Performance Summary

5

Fees and Expenses

7

Investment Objectives and Principal Investment Strategies

9

Related Risks

13

Portfolio Holdings

19

Management, Organization and Capital Structure

19

Shareholder Information

20

Distribution Arrangements

26

Dividends and Distributions

27

Frequent Purchases and Redemptions

28

Financial Highlights

29

Privacy Policy

31

Additional Information

32

Risk/Return Summary

What are the investment goals of the Fund?

The Fund seeks to achieve capital growth by engaging in investment strategies related to corporate 'events', such as mergers, reorganizations, bankruptcies or proxy fights. It invests in the securities of companies of any size and uses derivatives both as a substitute for investing in the underlying securities, as well as for hedging purposes.

What are the main strategies of the Fund?

Under normal market conditions, the Fund invests at least 80% of its assets in the securities of companies that are undergoing a corporate 'event'. The following four particular strategies are exclusive examples of such 'events':

•

Merger arbitrage:  The Fund invests in the securities of companies subject to publicly announced mergers, takeovers, tender offers, and other corporate reorganizations.

•

Capital structure arbitrage:  The Fund invests in different securities issued by the same issuer whose different securities are believed to be mispriced relative to each other.

•

Distressed securities investments:  The Fund invests in distressed securities, which are securities of companies who are in or believed to be near bankruptcy or whose securities are otherwise undergoing extreme financial situations that put the continuation of the issuer as a going concern at risk.

•

Proxy fight investments:  The Fund invests in securities of companies which are subject to a proxy fight over control over the company.

As compared with conventional investing, the Adviser considers the Fund's investment strategies to be less dependent on the overall direction of stock prices.

What are the main risks of investing in the Fund?

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

•

Merger arbitrage risks:  The principal risk associated with the Fund's merger arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

•

Capital structure arbitrage risks:  The perceived mispricing identified by the Fund's Adviser may not disappear or may even increase, in which case losses may be realized.

•

Distressed securities risks:  Investment in distressed securities may be considered speculative and may present substantial potential for loss as well as gain. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. As a result of this strategy the Fund's share price may be particularly volatile.

•

Proxy fight risks:  A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

•

The Fund is not a "diversified" fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•

The portfolio manager may engage in a high level of trading in seeking to achieve the Fund's investment objective. The portfolio turnover rate amounted to 224.66% in 2008 , 249.36% in 2007, 169.02% in 2006, 144.46% in 2005, 177.06% in 2004, and may exceed 300% in the future. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net short-term capital gains for you as an investor. Short-term capital gains are taxable at ordinary rates of income, whereas long-term capital gains would be taxable at lower rates.

•

For a more detailed discussion of these principal investment risks, as well as additional risks that apply to the Fund, please see "Investment Objectives, Principal Investment Strategies and Related Risks."

Who should invest in the Fund?

Investors with the ability to withstand high levels of risk who seek investment strategies that may be less dependent on general market movements may wish to invest in the Fund. This Fund is not intended to provide a balanced investment program and may not be appropriate for people who are risk averse. The Fund may not be appropriate for investors who need regular income or stability of principal or are pursuing a short-term goal.

Fund Performance Summary

The chart and table below give you a picture of the Fund's long-term performance for Investor Class Shares (in the chart) and for Adviser Class Shares (in the table). The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Standard & Poor's 500 Index, a recognized unmanaged index of a group of 500 widely held stocks that is commonly regarded to be representative of overall stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If the Adviser had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

Total Return of Investor Class Shares (PAEDX)

Best Quarter:   4th- 2004     14.27%

Worst quarter:    4th-2008     (11.93)%

Average Annual Returns

For the periods ended December 31, 2008

	One Year	Five Years	Since Inception*
Return Before Taxes (Investor Class)	-25.74%	3.32%	4.01%
Return After Taxes on Distributions (Investor Class)	-25.74%	1.55%	2.04%
Return After Taxes on Distributions and Sale of Fund Shares (Investor Class)	-16.69%	1.67%	2.48%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-0.69%

*The Fund became available to the public as of November 21st, 2003.

The chart and the table both assume reinvestment of dividends and distributions.
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Investor Class Shares only, and the after-tax returns for Adviser Class Shares will vary. Because no assets were allocable to the Adviser Class during the year, Adviser Class returns are derived from Investor Class returns and adjusted by the difference in expenses.

Fees and Expenses

The Fund currently offers two separate classes of shares, which differ by their expenses: Investor Class and Adviser Class.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Adviser Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	None	5%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)(1)	None	None
Maximum Sale Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)(2	2%	2%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees(3)	0.25%	0.50%
Other Expenses(4)	1.50%	1.50%
Acquired Fund Fees and Expenses(5)	0.06%	0.06%
Total Annual Fund Operating Expenses	2.81%	3.06%
Fee Reduction and/or Expense Reimbursement(6)	(1.55)%	(1.80)%
Net Annual Fund Operating Expenses	1.56%	1.81%

(1)

If you request a redemption by wire, a wire fee of $15 will be subtracted from your proceeds. Your bank may impose additional wire charges.

(2)

For shares held less than 90 days, the Fund will deduct a 2% redemption fee from your redemption amount if you sell your shares. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 90 days or more are not subject to the 2% fee.

(3)

12b-1 Fees for the most recent fiscal year of the Fund. For more information on these fees, see the section 'Distribution Arrangements.'

(4)

Other Expenses are estimated for the most recent fiscal year of the Fund, and include dividends paid to brokers or other lenders for securities that the Fund has sold short.

(5)

The “Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets in the Financial Highlights, which reflects  operating expenses and does not include “Acquired Fund Fees and Expenses.”

(6)

The Adviser has agreed to reduce its fees and/or pay expenses of the Fund statement to ensure that Net Annual Fund Operating Expenses will not exceed the net expense amount shown. This expense reimbursement agreement has continued since then. The Adviser or the Trustees may terminate this arrangement at any time, and it will terminate automatically if the investment advisory agreement between the Fund and the Adviser is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Investor Class	Adviser Class
1 Year	$170	$685
3 Years	$526	$1,073
5 Years	$907	$1,485
10 Years	$1,976	$2,631

Investment Objectives, Principal Investment Strategies

The Fund seeks to achieve capital growth while minimizing exposure to general equity market risk by investing in securities of issuers that are experiencing a corporate event, such as a corporate reorganization, a restructuring, a proxy fight, or whose securities are believed to be mispriced.

The event-driven strategy that the Fund follows invests in securities of issuers going through such events. For some of these events, the Fund seeks to take advantage of such an event through a strategy known as arbitrage. Generally, arbitrage involves taking advantage of small price differences between two otherwise equivalent assets. The Fund will invest exclusively in events through the following strategies, each of which is associated with certain events as described below:

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Merger Arbitrage:  The Fund will invest in securities of companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events ("corporate reorganizations"). After the announcement of such a reorganization, securities of the target typically trade at less than the full value implied by the transaction. This discount reflects uncertainty about the completion of the reorganization and its timing. A variety of strategies can be employed to take advantage of this discount.

For example, if a leveraged buy-out proposes to exchange shares for cash, the shares of the merger target often trade for less than the cash amount offered by the acquirer. Similarly, if a proposed transaction involves the exchange of stock, the Fund typically would buy the stock of a merger target and sell short the shares of the acquiring company. Upon successful completion of the merger, the shares purchased will be exchanged for the shares sold short, thereby terminating the investment. If proceeds from the short sale exceed the cost of the purchase, the Fund will realize a gain. Terms and conditions of reorganizations vary widely from transaction to transaction, and the Adviser examines each proposed transaction carefully.

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Capital Structure Arbitrage:  Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities. Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other. Typically, one of these securities is purchased, while the other is sold short.

For example, the Fund might purchase one class of common stock, while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the investment will be liquidated. In the meantime, while the Fund holds the investment, the simultaneous purchase and short sale employed in this strategy seeks to reduce the effect of large movements of the issuer's stock.

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Distressed Securities Investments:  Distressed investment strategies invest in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations.

Corporate bankruptcy or distress often causes a company's securities to trade at a discounted value. Through an analysis of the complex business and legal procedures associated with the situation, the Fund may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return. Profits are expected from the market's lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities.

The Fund purchases below investment grade securities, commonly referred to as "junk". Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring. When participating actively in a restructuring, the Adviser will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring.

Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage. Investment in the securities of financially and operationally troubled issuers may be considered speculative and may present a potential for substantial loss. The Fund's share price may be particularly volatile as a result of investments in this strategy.

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Proxy Fight Investments:  The Fund may invest in securities of issuers that are subject to a change of control fight. These are typically proxy fights by minority investors seeking to have their representatives elected to the board of directors, often with the intention of replacing existing management or selling the company.

Profits are expected from the eventual success of the new board of directors in increasing the company's value. The Fund may invest with the intention of participating actively in the change of control, or staying passive. Although some of the companies the Fund invests in may be considered potential candidates for a merger takeover, these situations differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

The Fund continuously monitors its investments and evaluates each investment's risk/return profile, not only for each investment by itself, but also in the context of the Fund's overall portfolio and in the light of other investment opportunities available in the market. As a result of this continuous examination of investment conditions, the Fund will not at all times invest in each of the strategies, but may allocate its investments to one or two of them.

The Fund will employ short selling as a hedging strategy, primarily in its merger arbitrage and capital structure arbitrage. When selling short, the Fund sells a security that it does not own at the time of the sale. In order to deliver the security to the buyer, the Fund will borrow it from another owner. When the Fund closes the short sale, it purchases the security and returns it to the person from whom it borrowed the security. When used by itself and not in conjunction with other investments, this strategy would produce a profit if the price of the security sold short declines, and a loss if the price increases.

The Fund will also use options and other derivative securities. Generally, an option contract gives the purchaser the right to acquire (call option) or sell (put option) a security at a predetermined price. Similarly, the seller/writer of an option contract may be obliged to sell (call option) or buy (put option) a security at a predetermined price. The Fund will buy and sell options contracts and other derivatives as part of hedging in its arbitrage strategies. In addition, the Fund may invest in derivatives as a substitute to investing directly in the underlying securities, as a hedge against adverse changes in stock market prices, interest rates or currency exchange rates, and to increase the Fund's return as a non-hedging strategy that may be considered speculative.

The Fund may implement its strategies by investing in foreign securities, including depositary receipts of foreign-based companies, including companies based in developing countries. There are no limits as to the percentage of net assets that may be invested in foreign securities. The Fund may engage in hedging transactions to reduce the currency risk of these investments.

The Fund invests in convertible securities, which are debt securities that can be converted into equity securities according to a predetermined ratio or formula. They are sometimes referred to as hybrid securities. While the price of the equity security is low relative to the par value of the convertible security, adjusted for the conversion ratio, convertible securities tend to behave similar to traditional debt securities, and their price tends to move in the opposite direction of interest rates. When the price of the equity security is above the par value of the convertible security, adjusted for the conversion ratio, convertible securities are affected more by the movement of the underlying equity security than by changes in interest rates. The Fund has no restrictions on the ratings of convertible securities it invests in; however, these securities are typically rated below investment grade and are commonly referred to as "junk bonds."

The Fund may borrow from banks to increase its portfolio holdings of securities. Borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).

Under extreme circumstances insufficient investment opportunities in the above strategies may be available to the Fund. In this case the Fund may invest temporarily a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities, negotiable bank certificates of deposit, prime commercial paper, and repurchase agreements for the above securities.

The Fund does not restrict the frequency of trading to limit expenses or to minimize the tax effect that the Fund's distributions may have on shareholders. The Fund is likely to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover). It is anticipated that most investment strategies will have a horizon of significantly less than one year, resulting in a high portfolio turnover, which is likely to reach or exceed 300%. As a result of this high turnover rate shareholders should expect to be taxed on most income achieved by the Fund as ordinary income. This will reduce your after-tax return as compared to long-term capital gains, which are taxed at lower rates.

The Fund may also take long and short positions in exchange traded funds (commonly referred to as ETFs) to hedge a particular or general risk identified by the Adviser that, in the opinion of the Adviser, can be hedged through that ETF. In addition, the Fund may invest in ETFs as an arbitrage strategy.  An ETF is a registered investment company that seeks to track the performance of a particular basket, market index, foreign currency or commodity.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, interest rates, regions or industries. The Fund may also invest in options on ETFs as a substitute to investing in or short selling the underlying ETF. Investing in any one type of ETF or ETF arbitrage are not a principal strategies of the Fund. In the opinion of the Adviser, the use of ETFs and options on ETFs allows the Fund to engage in more refined hedging strategies than the use of derivatives.

Related Risks

The following risks are the Fund's principal investment risks:
General Risks of Event-Driven Investments: Risks of event-driven investment strategies differ fundamentally from risks associated with investment strategies that other mutual funds implement. The anticipated 'event' might not occur, which could have a negative impact on the price of the issuer's securities and fail to produce the expected gains or produce a loss for the Fund.

•

Merger Arbitrage Risks: The principal risk associated with the Fund's merger arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated, or involve a longer time frame than originally contemplated, in which case the Fund may lose money. If a transaction takes a longer time to close than the Fund originally anticipated, the Fund may not realize the level of returns desired.

•

Capital Structure Arbitrage Risks: The principal risk associated with the Fund's Capital Structure arbitrage investments is that the price difference between the securities increases.

•

Distressed Securities Investments Risks: Investment in distressed securities involves a high degree of credit and market risk. Although the Fund will invest in select companies that in the view of its investment adviser have the potential over the long term for capital growth, there can be no assurance that these distressed companies can be successfully transformed into profitable operating companies. There is a possibility that the Fund may incur substantial or total losses on its investments.

Also, during an economic downturn or substantial period of rising interest rates, financially or operationally troubled issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by the Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. Information about specific investments may be limited, thereby reducing the Adviser's ability to monitor the performance and to evaluate the advisability of continued investments in specific situations.

The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. Because (unlike the Fund) other investors may purchase the securities of these companies for the purpose of exercising control or management, the Fund may be at a disadvantage to the extent that the Fund's interests differ from the interests of these other investors.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of these securities, and this may have an impact on the ability of the Adviser to both value accurately the securities and the Fund's assets, and to dispose of the securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of the securities, especially in a thinly traded market.

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Proxy Fight Investments Risks: The proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

In addition to these risks which are specific to each investment strategy, there are other principal risks common to all strategies.

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Leverage Risk: The use of leverage (e.g. borrowing) may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund's price may be more volatile than if no leverage were used.

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Non-diversification Risk: The Fund is a non-diversified portfolio, which means that, at any given time, it may hold fewer securities than other funds that are diversified. Compared to other mutual funds, the Fund may invest a greater percentage of its assets in the stock of a particular issuer. This increases the risk that the value of the Fund could go down because of the poor performance of a single investment. Also, the volatility of the investment performance may increase and the Fund could incur greater losses than other mutual funds that invest in a greater number of companies.

•

Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses. The sale of Fund securities may result in the recognition of a short-term capital gain or loss that can create adverse tax results for you.

•

Short Sale Risks: The Fund may seek to hedge investments or realize additional gains through short sales. The price at the time the Fund covers its short sale may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund buys the security sold short. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically the Fund will segregate liquid assets, which are marked to market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale).

The above risks are the Fund's principal investment risks. The Fund is subject to further, non-principal risks:

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Options and Derivatives Risks: The Fund's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the Fund's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk.

These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa.

To the extent that the Fund uses a derivative security for purposes other than as a hedge, the Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

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Small Companies Risk: To the extent that the Fund invests in small and micro cap companies, an investment in the Fund will also be subject to small company risk - the risk that, due to limited product lines, markets or financial resources, a dependence on a relatively small management group or other factors, small companies may be more vulnerable to adverse business or economic developments. Securities of small companies may be less liquid and more volatile than securities of larger companies or the market averages in general.

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Unseasoned Companies Risk: The Fund can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

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Information Risk: The Adviser will rely on publicly available information about securities, including regulatory filings and audited financial statements. This information may be inaccurate or may have been published by an issuer with the intent to mislead or deceive.

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Liquidity Risks: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the Fund.

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Foreign Securities Risks: Investments in foreign securities may carry greater risks than investing in domestic securities, because the Fund's performance may depend on other issues than the performance of a particular security or strategy. While the Fund invests in a foreign security its value will be affected by the value of the foreign currency relative to the U.S. dollar ("exchange rate" ). U.S. dollar denominated securities of foreign issuers may also be affected by this currency risk. Foreign investments may also be subject to heightened political and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, investment restrictions on foreigners, different legal systems and economies based on only a few industries.

In some countries there is a risk that the government may restrict the ability of the Fund to remove assets from that country or impose additional taxes on assets removed. In some countries there is the risk that the government may take over assets or operations of a company or of the Fund. There may be less government supervision of foreign markets, and information available on foreign companies may not be of the same quality as of U.S. companies. Foreign markets may be less liquid and more volatile than domestic markets, and transaction costs may be higher.

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Fixed Income Securities Risks: The value of fixed income securities held by the Fund generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost.

Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. The Fund has no restrictions on the ratings of securities it can invest in and may purchase below investment-grade securities, commonly referred to as "junk".

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Securities Lending Risks: The Fund may lend its portfolio securities to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 102% of the value of the securities loaned (105% in the case of foreign securities loaned). Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

However, loans will be made only to borrowers deemed by the Fund's Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund's securities will be fully collateralized and marked to market daily. A Fund may not make loans in excess of 50% of its total assets immediately before such loans.

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Repurchase Agreement Risks: Although repurchase transactions are collateralized, they involve certain risks, such as default by or insolvency of the other party to the agreement. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

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OTC Transaction Risks: OTC (Over-The-Counter) transactions are transacted directly with dealers rather than through a clearing corporation. The pricing of such transactions may therefore be less transparent than that of exchange-traded instruments. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt, leading to an absence of liquidity. In addition, there is a risk of nonperformance by the dealer, in which event the Fund may experience a loss.

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Convertible Debt Risks: Convertible debt securities are debt securities that can be converted into equity securities of an issuer. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. There is no restriction on the ratings of convertible debt securities that the Fund may invest in. Generally, convertible debt securities are below investment grade securities commonly referred to as "junk bonds."

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Risks of Temporary Defensive Strategies: If the Fund adopts temporary defensive strategies in response to adverse market, economic or political conditions by investing in cash or other short-term instruments, it is impossible to predict how long these adverse conditions will prevail. As a result, the Fund may not achieve its investment objective while adopting temporary defensive strategies.

•

ETF Risks:  The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value if the Fund holds a long position, or rise in value in case of a short position, due to factors affecting the issuing companies, their industries, or the equity markets generally.  They are also subject to special risks associated with the particular sector, currency, commodity or countries in which the ETF invests.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (SAI).

Management, Organization and Capital Structure

Investment Adviser

Pennsylvania Avenue Advisers LLC is the investment adviser of the Fund subject to an investment advisory contract approved by the Trustees. The fee the Adviser charges the Fund is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing a portfolio of event-driven investments.

The Fund pays the Adviser an annual advisory fee of 1.0% of the Fund's average daily net assets on the first 10 million dollars, and 0.9% on assets exceeding 10 million dollars.

For the year 2008, a management fee of 1% of average daily net assets accrued to the Adviser; however, the Adviser waived 100 % this fee in order to keep the Fund's expense ratio for Investor Class Shares at 1.50%.

The Investment Adviser will provide the following services to the Fund:

1. Continuous review of the Fund's portfolio.

2. Recommend to the Fund when and to what extent which securities the Fund should purchase or sell.

3. Pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser.

A discussion regarding the basis for the board of directors approving the investment advisory contract of the Fund is available in the Fund’s annual report to shareholders for the year 2008.

Thomas F. Kirchner CFA, is the Fund's portfolio manager. He is also founder and manager of the Adviser, is responsible for the day-to-day management of the Fund. He also serves as the President and a Trustee of the Fund. From 1996 to 1999 he worked as a Bond Trader and Financial Engineer for Banque Nationale de Paris S.A. From 1999 to 2004, he was retained by Fannie Mae, a mortgage firm, as a Financial Engineer. He is a graduate of King's College, University of London; Institut d'Etudes Politiques de Paris; and University of Chicago Booth School of Business. Mr. Kirchner has earned the right to use the Chartered Financial Analyst designation.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

Shareholder Information

Pricing Of Fund Shares

The price of the Fund shares is based on the Fund's current net asset value next determined as of the close of regular trading on the NYSE. This is done by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders.

The price you will pay to buy Fund shares or the amount you will receive when you redeem your Fund shares is based on the net asset value next calculated after your order (check with completed Account Application or wire transfer to purchase, or instructions to redeem as described below) is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus. The Fund will make no exceptions and will not allow so-called 'late trading' in Fund shares. 'Late trading' refers to a practice where investors transact in a fund's shares based on the value of securities prior to the time of the order.

The net asset value of the Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

On days when markets in the U.S. are closed and shareholders will not be able to purchase or redeem shares, the net asset value of the Fund may change because the Fund invests in foreign securities, some of which are traded outside the U.S. on days when markets in the U.S. are closed. In addition, the Fund's net asset value may change outside market hours on days markets are open when securities in foreign markets are traded outside U.S. market hours.

How To Buy Shares

You may open a Fund account with $2,500 and add to your account at any time with $100 or more. The Fund may waive minimum investment requirements from time to time.

You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

By Check

If you are making your first investment in the Fund, simply complete the Application Form included with this Prospectus and mail it with a check (made payable to "Pennsylvania Avenue Event-Driven Fund") to:

The Pennsylvania Avenue Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

If you wish to send your application form and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should contact The Pennsylvania Avenue Funds for instructions by calling (888) 642-6393.

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "The Pennsylvania Avenue Event-Driven Fund" to the Fund at the address shown above. You should write your account number on the check.

By Wire

If you are making your first investment in the Fund, before you wire funds you should call the Transfer Agent at (888) 642 6393 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment by wire. The Transfer Agent will ask for your name and the dollar amount you are investing. You will then receive your account number and an order confirmation number.

You should then complete the Account Application included with this Prospectus. Include the date and the order confirmation number on the Account Application and mail the completed Account Application to the address at the top of the Account Application. Your bank should transmit immediately available funds by wire in your name to the Fund's Custodian Bank. You will receive wire instructions once the Fund has your completed application.

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank includes complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

Through Brokers

You may buy and redeem shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the price next calculated by the Fund after receipt by the broker. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order.

The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus. The Fund requires brokers and agents to transmit their orders to the Fund by the closing of the NYSE. Therefore, your broker may require you to transmit your order to the broker by an earlier time. Please ask your broker about their policy for handling orders in the Fund.

Retirement Plans

The Fund offers an Individual Retirement Account ("IRA") plan. You may obtain information about opening an IRA account, Keogh, Section 403(b), HSA, individual 401(k) or other retirement plan by calling (888) 642 6393.

Customer Identification Program

Federal anti-money laundering regulations, the USA PATRIOT Act, require the Fund to establish a customer identification program under which the Fund must obtain your name, principal residence or place of business, date and place of birth, social security number or tax ID, or other government-issued identification when you open an account.

Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to place limits on transactions in your account until your identity is verified.

How To Redeem Shares

You may redeem (sell) your Fund shares on any day the Fund and the NYSE are open for business.

The price you receive when you redeem Fund shares is based on the Fund's current net asset value next calculated after receipt of your order.
The Fund will only issue book entry shares and will redeem all or any part of the shares of any shareholder that tenders a request for redemption. Proper guaranteed endorsement, also known as a signature guarantee, will be required. To protect the Fund and its shareholders, a signature guarantee is required for all written redemption requests unless the shareholder is known to management such as a relative, friend or long-term acquaintance. A signature guarantee is an assurance by an "eligible guarantor institution" that a signature and person who signed the signature are the same individual.

You can obtain a signature guarantee from a bank, broker-dealer, credit union or savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor. For more information on signature guarantees, please visit the SEC's website at <http://www.sec.gov/answers/sigguar.htm>.

To redeem Fund shares send written instructions, signed by shareholder(s) with the proper signature guarantee to:

The Pennsylvania Avenue Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at (888) 642 6393 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time.

Redemption proceeds will be mailed within three business days to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application.

The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds. In addition, your bank may impose a charge for receiving a wire. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for one or several forms of personal identification. If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.
You may request telephone transaction privileges after your account is opened by calling the Transfer Agent at (888) 642-6393 for instructions. You may have difficulties in making a telephone transaction during periods of abnormal market activity. If this occurs, you may make your transaction request in writing.

The Fund has implemented a short-term redemption fee in order to discourage market timing. A redemption fee of 2% is deducted from the amount redeemed within 90 days of investing in the Fund. The fund uses a “first in, first out” method for calculating the redemption fee. For purposes of the redemption fee, shares held longest will be redeemed first, and shares held the shortest time will be redeemed last. Long-term investors in the Fund who hold their shares for over 90 days are not affected. No redemption fee is imposed on shares acquired through the reinvestment of dividends. The redemption fee is retained by the Fund to compensate it for the costs associated with redemptions after short holding periods.

Payment of your redemption proceeds will be within three business days after receipt of your written request in proper form. If you made your first investment by wire, the Fund must receive your completed Account Application before any redemption proceeds can be sent to you. Payment will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

The Fund will make redemption payments only to the shareholder(s) of record or financial intermediaries for the benefit of the shareholder(s) of record and will not make redemption payments to third parties.

Through Brokers

If your shares are held through a broker, dealer or other financial institution, you must contact that firm to request a redemption. You may be charged a fee for this service by that firm. The Fund requires brokers and agents to transmit their redemption requests to the Fund by the closing of the NYSE. Therefore, your broker may require you to transmit your order to the broker by an earlier time. Please ask your broker about their policy for handling redemption requests in the Fund.

Distribution Arrangements

There are separate plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Investor Class and Adviser Class shares. Under each plan, the Fund will act as its own underwriter and distributor for its shares and will bear all costs related to this distribution, including for mailing and printing and compensation of brokers or dealers.

The Fund may pay to any broker-dealer with whom the Fund has entered into a contract to distribute the Fund's shares, or any other qualified financial services firm, compensation for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of Adviser Class Shares attributable to their efforts. Because 12b-1 fees are paid directly out of the Fund's assets on an ongoing basis, these fees may be more expensive over time than other types of sales charges.

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Investor Class Shares: There are no sales loads on Investor Class Shares. Under the distribution plan, the Fund may pay up to 0.25% annually of average daily net assets attributable to Investor Class Shares to cover the cost of distribution, including costs for printing and mailing of prospectuses and compensation of broker/dealers for the distribution of Investor Class Shares.

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Adviser Class Shares: There is a sales load of 5% on Adviser Class Shares. The offering price at which you can purchase Adviser Class Shares includes the front-end sales charge. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Adviser Class shares. The amount of compensation paid to distributors or broker/dealers in any one year shall not exceed 0.50% annually of the average daily net assets attributable to Adviser Class Shares of the Fund, 0.25% which may be payable as a service fee for providing record keeping, subaccounting, subtransfer agency and/or shareholder liaison services, and 0.25% for distribution services.

Adviser Class Shares are only available through brokers who have executed selling agreements with the Fund and can not be purchased from the Fund directly. The Fund does not offer breakpoints or other arrangements that eliminate or reduce the sales load on Adviser Class Shares.

Dividends and Distributions

The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. The Fund will distribute substantially all of its net realized capital gains, if any, to its shareholders annually. The Fund will distribute net investment income, if any, at least annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless you instruct the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Shares of the Fund at net asset value.

The election to receive dividends in cash may be made on the account application or, subsequently, by writing to the Transfer Agent or by calling The Pennsylvania Avenue Funds at (888) 642-6393.

Buying a Dividend

Unless you invest in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a Fund shortly before it makes a distribution. This is known as "buying a dividend." Buying a dividend can cost you money in taxes because you will receive, in the form of a taxable distribution, a portion of the money you just invested (even if you elected to have it reinvested in additional Fund shares). To avoid "buying a dividend," check the Fund's distribution schedule before you invest by calling the Transfer Agent at (888) 642-6393.

Tax Consequences

The Fund intends to meet the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and, if it meets these requirements, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund. Dividends paid from the Fund's net investment income, including net short-term capital gains, will be taxable to its shareholders as ordinary income. Dividends paid from the net capital gains of the Fund and designated as capital gain dividends will be taxable to shareholders as long-term capital dividends, regardless of the length of time for which they have held their shares in the Fund. Due to the Fund's high turnover rate, which was 224.66% in 2008 and may exceed 300% in future years, any dividends are expected to consist primarily of short-term capital gains, which are taxed at ordinary income tax rates.

If shares of the Fund are sold or otherwise disposed of more than twelve months from the date of acquisition, the shareholder will realize a long-term capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the shares are a capital asset in the hands of the shareholder. In addition, pursuant to a special provision in the Code, if the Fund's shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution.

Shareholders will be notified annually as to the Federal income tax status of dividends and distributions. Distributions and redemption payments will also be reported to the Internal Revenue Service. The Fund may be required to withhold federal taxes on all distributions payable to shareholders who are U.S. citizens, resident aliens or otherwise taxable in the U.S. and who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. In order to avoid withholding, a shareholder of the Fund must provide and certify to the Fund that his taxpayer identification number is correct and that he is not subject to back up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

You will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund's shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

Frequent Purchases and Redemptions

The interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought and sold in response to short-term market fluctuations, also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund. For example, large flows of cash into and out of the Fund may require the Adviser to sell securities at less favorable prices, incur transaction costs, such as brokerage commissions and bid/offer spreads, that can reduce the Fund's performance.

The Board of Trustees has not adopted specific policies regarding market timing because the Fund has seen only a small number of shareholder transactions to date, its current size is too small for market timers to invest in and its investment strategy is unlikely to lend itself to market timing. Nevertheless, the Board is aware of the potentially disruptive nature of market timing and may adopt formal policies once the Fund's assets grow. Fund seeks to prevent market timing and discourages frequent purchases and sales of Fund shares. The Fund recognizes that some investors may have legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may result in frequent trading of Fund shares without harming shareholders. An evaluation of the legitimacy of any frequent trading is performed on a case-by-case basis.

If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. Transactions placed through the same financial intermediary on an omnibus basis include multiple investors and such accounts typically provide the Fund with net purchase or redemption requests on any given day, where purchases and redemptions of shares are netted against one another and the identity of individual purchasers or redeemers is not known to the Fund. While the Fund monitors for market timing activity, it may be unable to identify such activities due to the netting effect.

Privacy Policy

Regulation S-P: The U.S. Securities and Exchange Commission has adopted a regulation regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This regulation states that financial institutions such as the Fund must provide the shareholder with this notice of the Fund's privacy policies and practices on an annual basis. The following items (A & B) detail the Fund's policies and practices:

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Information We Collect:  Information we receive from you on application or forms include: your name, address, social security number or tax ID number, W9 status, phone number and citizenship status. Information about your transactions with us include; your account number, account balances and transaction histories.

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Fund's Disclosure Statement:  We only disclose personal information about any current or former shareholder of the Fund as required by law or as authorized by the shareholder. We also require all of the Fund's brokers, and our Investment Adviser that acts as the Fund's transfer agent and administrator to adopt the regulations of Regulation S-P, as specified above by the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the period from inception on November 21st, 2003 through December 31st, 2008. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends & distributions.  The information has been audited by Sanville & Company, whose report along with the Fund's financial statements, is included in the Annual Report, which is available upon request. The information in the table represents Investor Class Shares only, because through December 31st, 2007, no assets have been allocated to Adviser Class Shares.

For a share of beneficial interest outstanding throughout the period

						Period *
	For the Years Ended					Ended
	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Net Asset Value, at Beginning of Period	$ 12.43	$ 13.20	$ 12.98	$ 12.01	$ 10.54	$ 10.49

Income From Investment Operations:
Net Investment Income (Loss) (a)	0.01	0.15	0.10	(0.06)	(0.04)	0.00
Net Gain (Loss) on Securities (Realized and Unrealized)	(3.19)	(0.15)	1.36	1.55	2.87	0.40
Total from Investment Operations	(3.20)	0.00	1.46	1.49	2.83	0.40

Distributions:
Net Investment Income	-	(0.08)	0.00	0.00	0.00	0.00
Realized Gains	-	(0.55)	(1.24)	(0.46)	(1.26)	(0.35)
Return of Capital	-	(0.14)	0.00	(0.06)	(0.10)	0.00
Total from Distributions	-	(0.77)	(1.24)	(0.52)	(1.36)	(0.35)

Net Asset Value, at End of Period	$ 9.23	$ 12.43	$ 13.20	$ 12.98	$ 12.01	$ 10.54

Total Return (b)	(25.74)%	(0.03)%	11.23%	12.43%	26.85%	3.84%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,847	$ 3,503	$ 1,786	$ 662	$ 376	$ 107
Before Waivers
Ratio of Expenses to Average Net Assets
Excluding Interest on Securities Sold Short	3.51%	2.09%	2.84%	5.09%	9.08%	7.55%
Including Interest on Securities Sold Short	3.02%	2.10%	2.84%	5.09%	9.08%	7.55%
After Waivers
Ratio of Expenses to Average Net Assets
Excluding Interest on Securities Sold Short	2.00%	1.50%	1.50%	1.50%	1.50%	1.50%
Including Interest on Securities Sold Short	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)%	0.57%	0.63%	(0.44)%	(0.55)%	0.21%
Portfolio Turnover	224.66%	249.36%	169.02%	144.46%	177.06%	31.51%

(*) For the period from November 21, 2003 (effective registration date) to
December 31, 2003

(**) annualized

(a) Net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.

(b) Total return assumes reinvestment of dividends.

Additional Information

The Statement of Additional Information (SAI) provides more detailed information about the Fund and is incorporated by reference into this Prospectus.  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

Annual Report - Our annual report gives current holdings and detailed financial statements of the Fund as of the end of the period presented.  In addition, market conditions and Fund strategies that affected the Fund's performance are discussed.

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You can get free copies of the SAI and annual report, or request other information and discuss your questions about the Fund by contacting the Fund at:

The Pennsylvania Avenue Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Telephone: 1 (888) 642-6393

Internet: www.PAFunds.com

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You can review and copy information including the Fund's SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090.

Reports and other information about the Fund are also available:

•Free of charge from the Commission's EDGAR Database on the Commission's Internet website at <http://www.sec.gov>, or

•For a fee by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

•For a fee by electronic request at the following e-mail address: <publicinfo@sec.gov>.

The Trust's SEC Investment Company Act file number is 811-21253

PENNSYLVANIA AVENUE
EVENT-DRIVEN FUND

Investor Class Shares (Symbol: PAEDX)

Adviser Class Shares

Statement of Additional Information
May 1, 2009

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus for the Pennsylvania Avenue Funds (the “Trust”) dated May 1, 2009 , which may be obtained without charge by calling toll free (888) 642-6393 or writing to the Trust at the address shown above. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus. This Statement of Additional Information should be read in conjunction with the Trust's annual report, which is incorporated by reference.

Table Of Contents

General Information About The Trust

3

Investment Objectives and Policies

3

Investment Strategies and Risks

3

Fund Policies

19

Temporary Defensive Strategies

22

Portfolio Turnover

22

Disclosure of Portfolio Holdings

24

Securities Valuation Procedures

25

Trustees And Executive Officers

25

Proxy Voting Policy

27

Principal Holders

28

Investment Management and Other Services

29

  Investment Adviser

29

  Principal Underwriter

30

  Fund Services

30

  Distribution

31

  Custodian

31

  Independent Registered Public Accounting Firm

33

Portfolio Managers

33

Brokerage Allocation and Other Practices

33

Capitalization

34

Taxation

37

Underwriters

40

Financial Statements

40

General Information About The Trust

The Trust was organized as a Delaware business trust on September 19, 2002. The Trust is permitted to offer separate portfolios and different classes of shares. The Trust currently offers two classes of shares. Additional Funds and/or classes may be created from time to time. Currently, the Trust has one series, the Pennsylvania Avenue Event-Driven Fund. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund will have its own assets and liabilities. The Trust has no connection to "Pennsylvania Avenue."

Investment Objectives and Policies

The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.
The Pennsylvania Avenue Event-Driven Fund (the "Fund") is an open-end, nondiversified, registered management investment company that seeks to achieve capital growth by engaging primarily in investment strategies related to corporate 'events', such as mergers, reorganizations, bankruptcies or proxy fights. The investment strategies of the Funds discussed below and in the Prospectus may be used by the Fund if, in the opinion of the Adviser, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives. The Fund's objective of achieving capital growth, as well as its four principal investment strategies, are fundamental policies that can only be changed by a vote of the majority of shareholders.

Investment Strategies and Risks

The Fund's investment objective and principal investments are described in the Prospectus. The following information supplements, and should be read in conjunction with, those sections of the Prospectus.

Leverage Through Borrowing

The Fund, may borrow money for leveraging purposes. Leveraging creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of shares of the Fund. Although the principal of such borrowings will be fixed, the assets of the Fund may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Depositary Receipts

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. The Fund may also hold American Depository Shares ("ADSs"), which are similar to ADRs. ADRs and ADSs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. For purposes of the Fund's investment policies, investments in ADRs, ADSs, EDRs, GDRs and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

Repurchase Agreements

The Fund may enter into repurchase agreements in order to earn income on available cash, or as a defensive investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and with the most credit worthy registered securities dealers with all such transactions governed by procedures adopted by the Adviser. The Adviser monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions.
If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Funds will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund might be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called "restricted securities"); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market, as determined by the board, usually are not deemed illiquid for purposes of this limitation by the Fund. Investing in Rule 144A securities could result in increasing the level of the Fund's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Securities Lending

The Fund may lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Generally, borrowers must deliver to the Fund collateral equal in value to at least 100% of the loaned securities at all times during the loan, marked to market daily. During the loan period, the borrower pays the Fund interest on such securities, and the Fund may invest the cash collateral and earn additional income. Loans are usually subject to termination at the option of the Fund or the borrower at any time. Lending portfolio securities involves risk of delay in recovery of the loaned securities and in some cases the loss of rights in the collateral if the borrower fails.

OTC transactions

As part of its investment strategy, the Fund may engage in transactions in options, futures and forward contracts that are traded over-the-counter ("OTC transactions"). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.
As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund may not be able to sell an  underlying security even though it might otherwise be advantageous to do so.
It is the Fund's intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

Foreign Securities

Investments in foreign securities are subject to certain risks, as discussed below.
Political, Economic and Market Factors. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a Fund's assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid, and their prices may be more volatile, than those of securities of comparable U.S. issuers. Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign securities markets than there is in the United States.
In addition, substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Reporting Standards. Most of the foreign securities held by the Fund will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will be less publicly available information concerning foreign issuers of securities held by the Fund than will be available concerning U.S. companies. Foreign companies, and in particular, companies in emerging markets, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.
Exchange Rate Fluctuations. Because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest and dividends earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; conversely, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

Investment Controls. In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds which have been specifically authorized. The Fund may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. If the Fund invests in such investment companies, it will  bear its proportionate share of the costs incurred by such companies, including investment advisory fees.

Clearance and Settlement Procedures. Delays in clearance and settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Operating Expenses. The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings. You should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by the Fund at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, the Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

Distressed Securities

The securities of distressed issuers may require active monitoring and at times may require the Fund's investment adviser to participate in bankruptcy or reorganization proceedings on behalf of the Fund. To the extent the investment adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Fund to the litigation risks described below. However, the Fund does not invest in the securities of distressed issuers for the purpose of exercising day-to-day management of any issuer's affairs.
Bankruptcy and Other Proceedings--Litigation Risks
When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be 'adequately protected' during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court.

Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. While the Fund intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that the security interests will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the Federal Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company's affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Fund will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them.

While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund's possession of material, non-public information concerning the debtor.

Asset-Backed Securities

Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Convertible Debt Securities

The Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. There is no restriction on the ratings of convertible debt securities that the Fund may invest in. Generally, convertible debt securities are below investment grade securities commonly referred to as "junk bonds."

Futures Contracts and Options On Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.
Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on futures contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs. The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Equity, swaps, caps, floors and collars. The Fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecast of market values, these investments could negatively impact Fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Other considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. Consistent with this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Loan Participations and Assignments

Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if its Adviser determines that the selling Lender is creditworthy.
When the Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.
Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to the Fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Mortgage-Backed Or Mortgage-Related Securities

A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The Fund may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Privately issued CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund that invests in CMOs.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities.

Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

Mortgage-backed securities issued or guaranteed by government-sponsored enterprises ("GSE"), such as Fannie Mae, Freddie Mac or the Federal Home Loan Banks, are not backed by the full faith and credit of the U.S. Government. In the event of non-performance of a GSE, the Fund might suffer a loss on the securities of that GSE and would not be able to recover this loss from the U.S. Government.

Exchange Traded Funds (ETFs)

The Fund may purchase or sell short any type of exchange traded fund ("ETF"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, the investment in shares of an ETF may be subject to  restrictions on investments in other investment companies. The Fund may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company's fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund's fees and expenses. The Fund may not purchase more than 3% of an ETF's outstanding shares unless the ETF and/or the Fund has received an order for an exemptive relief from such limitations from the Securities and Exchange Commission ("SEC") and the ETF and the Fund take appropriate steps to comply with any conditions in such order.

ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased, sold and sold short in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day. The Fund will have to pay a bid/offer spread on such secondary market transactions. ETF shares may trade at a premium or a discount to NAV.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF's shares may be halted if the listing exchange's officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.

The Fund may also purchase, sell or short sell leveraged ETFs. These ETFs attempt to provide investment results that correlate positively (or negatively) with the return of an underlying index, benchmark, commodity or currency, meaning they attempt to move in the same (opposite) direction as the target index or benchmark. The correlations sought by these ETFs are generally a multiple of the returns of the target index or benchmark. These ETFs are typically rebalanced on a daily basis to provide an economic return whose percentage is a positive (negative) multiple of the percentage return of the underlying. Over longer periods of time, leveraged ETFs may underperform the underlying index, benchmark, commodity or currency as a result of the daily rebalancing.

ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments expose the Fund to potentially dramatic changes (losses) in the value of its portfolio holdings. Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.

The Fund may also invest in options on securities indices. These options are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The Fund may invest in options on ETFs in lieu of investing in or selling short an ETF. The risks of options discussed in the Fund's Prospectus also apply to options on ETFs and options on securities indices.

Fund Policies

The Fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a "majority" vote of the Fund's shareholders. The majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such fund. Listed below are the fundamental restrictions adopted by the Fund.
The Fund may not:

1.  Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and, (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets.
2.  Issue any senior securities, except as permitted under the 1940 Act;
3.  Act as an underwriter of securities within the meaning of the Securities Act except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
4.  Purchase or sell real estate (including real estate limited partnership interests), except that (i) the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and (ii) the Fund may acquire interests in real estate as a result of a liquidation, restructuring or similar action of a security that the Fund invested in. The Adviser will attempt to dispose of such an interest as soon as practical;
5.  Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;
6.  Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and
7.  Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.
In addition to the fundamental investment limitations specified above, the Fund may not:

1.  Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;
2.  Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and
3.  Purchase or retain the securities of any issuer, if those individual officers and directors of the Funds, the Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 10% of the securities of such issuer.

The policies set forth above are not fundamental and thus may be changed by the Fund's Trustees without a vote of the shareholders.

Except as required by the 1940 Act with respect to the borrowing of money and the issuance of senior securities, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

Temporary Defensive Strategies

The Fund may, for temporary defensive purposes, invest without limitation in cash or various short-term instruments, including those of the U.S. Government and its agencies and instrumentalities. This may occur, for example, when the portfolio manager is attempting to respond to adverse market, economic, political or other conditions. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemption requests. If these temporary strategies are used for adverse market, economic or political conditions, it is impossible to predict when or for how long the portfolio manager may employ these strategies for the Fund. To the extent the Fund holds cash or invests defensively in short-term instruments, it may not achieve its investment objective.

Portfolio Turnover

Portfolio securities will be sold without regard to the length of time they have been held when the portfolio manager believes it is appropriate to do so in light of the Fund's investment goal. In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. High portfolio turnover rates may also cause substantial net short-term gains, and any distributions resulting from such gains will be ordinary income to you for purposes of federal income tax. The portfolio manager anticipates that it will actively manage the Fund's portfolio in pursuing the Fund's investment strategy. The Fund's turnover rate is difficult to estimate and will vary with market conditions. The Fund's turnover rate was 224.66% , 249.36%, 169.02%, 144.46%  and 177.06% in 2008, 2007, 2006, 2005 and 2004 and may exceed 300% in future years. As a result, any dividends paid to shareholders are expected to consist primarily of short-term capital gains, which are taxable at ordinary income tax rates.

Non-diversification Policy: The Fund is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. The Fund, therefore, may be more susceptible than a more widely diversified fund to any single, economic, political, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is, therefore, one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be best performing securities and to maintain its federal non-taxable status under Subchapter M of the Internal Revenue Code (see next paragraph).

Tax Status: The Fund expects to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") of 1986, as amended, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. Under the provisions of Subchapter M of the Code, the Fund intends to pay out substantially all of its investment income and realized capital gains, and intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Subchapter M, at least 90% of the Fund's income must be derived from dividends, interest, and gains from securities transactions, and no more than 50% of the Fund assets may be held in security holdings that exceed 5% of the total assets of the Fund at time of purchase.

Distribution of any net long term capital gains realized by the Fund will be taxable to you as long term capital gains, regardless of the length of time you have held Fund shares. All income realized by the Fund including short term capital gains, will be taxable to you as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Trustees. Dividends you received shortly after purchasing shares will have the effect of reducing the per share net asset value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes. Under the Code, the Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares. The Fund is required by Federal Law to withhold a portion of reportable payments (which may include dividends, capital gains, distributions and redemption's) paid to shareholders who have not complied with IRS regulations at the backup withholding rate then in effect. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that your are not subject to back-up withholding, or that you are exempt from back-up withholding. The above discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts, and estates. If you are not a U.S. person you should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that you may be subject to a U.S. withholding tax at the rate then in effect (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

Due to the Fund's high turnover rate, which was 224.66%, 249.36%, 169.02%, 144.46% and 177.06% in 2008, 2007, 2006, 2005, 2004 and may exceed 300% in future years, any dividends are expected to consist primarily of short-term capital gains, which are taxed at ordinary income tax rates.

Disclosure of Portfolio Holdings

Data on NAV’s, asset levels, accruals, yields, capital gains, dividends and Fund returns (net of fees by share class) are available to shareholders, prospective shareholders, third party data providers and other interested parties upon request, as soon as such data is available. The Fund has arrangements with certain third party data providers to supply them with this information as soon as such data is available.

Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Bloomberg) no sooner than this information has been filed with the Commission on form N-CSR or N-Q, as applicable. The data made available to these firms may also include ticker if equity, face amount or quantity, CUSIP, market value, market price, yield or percentage of portfolio as of the quarter-end date.

Information about the Fund's portfolio holdings is also available to the Fund's service providers, in particular its investment adviser, custodian, independent auditor, administrator and its independent trustees due to the nature of the relationship of these service providers with the Fund.

Certain parties performing due diligence on the Fund may be given access to Fund holdings and transactions after the signing of a confidentiality agreement. No information on holdings subsequent to the filing of N-Q or N-CSR, whichever is most recent, is given to such persons.

The decision on allowing non-standard portfolio disclosure is taken by the Board of Trustees. A request for non-standard disclosure is evaluated by the Board upon receipt, with a careful consideration of the likely benefits and risks associated with the non-standard disclosure. The Board will monitor portfolio disclosures, other than public disclosures required by applicable regulations, to ensure that these disclosures are in the best interests of the Fund and its shareholders.

The Portfolio Manager may mention individual securities held by the Fund in interviews with the press even if these holdings have not yet been disclosed on forms N-CSR or N-Q. The Portfolio Manager will attempt to ensure that securities representing in aggregate no more than 20% of the Fund's holdings are disclosed at any one time, if these holdings have not yet been disclosed on forms N-CSR or N-Q. The Fund believes that such interviews can benefit the Fund and its shareholders by raising the general public's awareness of the Fund, while the 20% restriction ensures confidentiality of the majority of the Fund's holdings.

Neither the Fund nor the Adviser receive compensation or other consideration for disclosure of portfolio securities.

Securities Valuation Procedures

The Fund has adopted procedures for the valuation of its holdings. Securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trust's Board of Trustees. Securities listed on a securities exchange or NASDAQ are valued at the last quoted sale price at the time of closing of the NYSE. Over the counter securities are valued at the bid price in effect at the closing of the NYSE. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued is the amount that the owner might reasonably expect to receive upon their current sale.  Methods that are in accord with this principle may, for example, be based on a correlation with a market index, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues, or a combination of these and other methods. Preference is given to valuation methods that use traded instruments as reference points.

Trustees And Executive Officers

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, their ages and affiliations and principal occupations for the past five years are set forth below. There is no limit to the term of office for all Trustees.

Name and Address	Position	Since	Principal Occupation During The Past Five Years	Other Directorships Held By Trustee
Thomas Kirchner, CFA* 260 Water St 3C Brooklyn, NY 11201 Age: 40	Trustee, President	2002	Financial Engineer, Fannie Mae (1999 - 2004; mortgage firm); Bond Trader and Financial Engineer, Banque Nationale de Paris S.A.(1996-1999; bank).	FalconTarget Inc.
Richard Holly, CFA 3601 Connecticut Avenue NW Washington, DC 20008 Age: 43	Trustee	2003

Principal, Tatum LLC (since 2007); Assistant Ready Mix Controller, (2006-2007) and Senior Financial Analyst, Lafarge North America (2003-2006); Consultant, Account-emps (2002 - 2003); Controller, Engelhard-Clal (1998-2002).

				None
Sherry Russell 9111 Wire Avenue Silver Spring, MD 20901 Age: 37	Trustee	2006	Independent Financial Consultant (2005-Present); Senior Loan Officer, Nationwide Home Mortgage (2003-2004); President, Naxos Technology Inc. (2001-2002).	None

* Thomas Kirchner, as an affiliated person of Pennsylvania Avenue Advisers LLC, the Fund's investment adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

The Fund does not compensate its officers and directors that are affiliated with the Investment Adviser except as they may benefit through payment of the Advisory fee. Disinterested Trustees receive no compensation for attend board meetings. Disinterested Trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits are received by any Trustee or officer from the Fund. Mr. Kirchner receives no compensation, including no director fees, for his service to the Fund either directly or indirectly from the Fund.

The Fund does not have a standing audit or nominating committee of its board of trustees, or committees performing similar functions. The Fund pays no compensation to any of its officers and trustees, except that the Fund may reimburse these nonaffiliated trustees for their travel expenses to attend trustees' meetings.

Information relating to Trustees' ownership (including the ownership of his or her immediate family) in the Trust as of December 31, 2008 is set forth in the table below:

Interested Trustees

Name of Director	Dollar Range of Equity Securities In The Fund	Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Thomas Kirchner	Over $100,000	Over $100,000

Independent Trustees

Name of Director	Dollar Range of Equity Securities In The Fund	Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Richard Holly	$10,001-$50,000	$10,001-$50,000
Sherry Russell	$1-$10,000	$1-$10,000

The Board of Trustees originally adopted the investment advisory agreement for a period of two years on January 22nd, 2003, and approved its renewal for one year from January 2009. In its deliberations, the nonaffiliated trustees considered the investment adviser's investment strategy, the advisory fees paid by other mutual funds for similar advisory services, the fee waiver and expense reimbursement by the Adviser, and determined that the agreement is in the best interest of the Fund.

The Fund and the Adviser have adopted a Code of Ethics pursuant to Rule 17j-1. The Code prohibits personnel subject to the Code from investing in portfolio securities owned by the Fund.

Fund Proxy Voting Policies

The Fund views proxy voting as an integral part of its investment strategy because the voting of proxies carries risks to the return of specific investments held by the Fund. For example, if the Fund were to vote against a merger, and the merger were to proceed because a majority votes in its favor, the Fund may have to wait for a subsequent short-form merger to proceed before receiving the merger consideration. Such a delay can reduce the annualized rate of return on this particular holding substantially. Therefore, the Fund has adopted proxy voting policies that address the most common questions in corporate reorganizations or proxy fights. The Fund may deviate in exceptional circumstances from these policies if the Adviser determines that a particular investment may yield a higher return if the Fund deviates from the previously established policy.

In general, the Fund supports all proposals that require shareholder votes on fundamental questions concerning a holding. The Fund generally opposes resolutions that give a board and management blanket authority without requiring subsequent shareholder approval. The Fund will withhold votes from board nominees who have supported such blanket proposals.
The Fund has adopted specific voting policies for the following scenarios that often arise in proxy votes.

Capitalization: The Fund supports issuance of shares, in particular if this is required for a merger transaction that the Fund supports.

Reorganizations: The Fund will support or withhold support for a merger or buyout relative to the strategy it implements in each case. If the Fund seeks to profit from the closing of a merger, it will generally vote for the merger. The Fund will oppose all measures that restrict a company's ability to be acquired (takeover defenses).

Management and Board of Directors: The Fund supports a strong and independent board of directors. Directors should be elected annually, executive and director compensation should strengthen the independence of directors and link reasonable management compensation to performance. The Fund will vote for regular rotation of auditors, and for proposals that ensure auditor independence. In contested board elections, the Fund's vote will often be dictated by its investment strategy. The Fund will generally vote for nominees who, in the opinion of the Adviser, are most likely to maximize shareholder value. In uncontested elections, the Fund will generally vote for nominees supported by management.

Shareholder rights: The Fund supports equal voting rights for all classes of stock.. Amendment of articles of incorporation: The Fund will vote on these proposals on a case-by-case basis. It will oppose a change of domicile if the new domicile gives shareholders fewer rights.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1 (888) 642 6393; or on or through the Fund’s website at  http://www.PAFunds.com; and (2) on the Commission’s website at http://www.sec.gov.

Principal Holders and Control Persons

The name, address and percentage ownership of each person that on February 28, 2009 owned of record or beneficially 5% or more of the outstanding shares of the Fund are as follows:

Name	Street Address	Percentage
National Financial Services Co (For the benefit of its clients)	10 Salem Street Smithfield, RI 02917	11.87%
TD Ameritrade, Inc. (*) (**) (For the benefit of its clients)	1005 North Ameritrade Place Bellevue, NE 68005	50.50%
Thomas Kirchner (*)	260 Water St 3C Brooklyn, NY 11201	12.36%

(*) Mr. Kirchner holds certain Fund shares through an account at TD Ameritrade. His percentage includes shares held by a member of his immediate family.

(**) Control Person holding more than 25% of the Fund's shares.

The total holdings of the Board of Trustees are 14.00% of Fund shares, including their immediate families, as of February 28, 2009.

Investment Management and Other Services

Investment Adviser

Pennsylvania Avenue Advisers LLC is a District of Columbia limited liability company that acts as an Adviser to the Fund. Mr. Thomas Kirchner is the sole owner, director and officer of the Adviser and is also President of the Fund. The Trust and the Adviser have entered into an investment management agreement. This was initially approved by the Board of Trustees for a period of two years at a meeting held on January 22nd, 2003, and has since extended it annually, most recently by a meeting held on December 7, 2008. The continuance of this Agreement, after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to the Fund may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the agreement, Pennsylvania Avenue Advisers LLC will furnish investment advice to the Fund's Trustees on the basis of a continuous review of the portfolio & recommend to the Fund when and to what extent securities should be purchased or disposed. Ultimate decisions as to the investment policy and as to individual purchases and sales of securities will be made by the Fund's officers and directors. For these services the Fund has agreed to pay Pennsylvania Avenue Advisers LLC a fee of 1% per year of the Fund's first $10 million of average net assets, and 0.9% on average net assets exceeding $10 million. All fees are computed on the daily net assets of the Fund and are payable monthly. The fee is higher than fees paid by other funds. The Investment Adviser will forego sufficient fees, and reimburse the Fund to hold the total expenses of the Fund's Investor Class Shares to less than 1.50% of the first $10 million in average net assets and 1.4% of the next $20 million, to hold the total expenses of the Fund's Adviser Shares to less than 1.75% of the first $10 million in average net assets and 1.65% of the next $20 million. The Adviser does not reimburse the Fund for Acquired Fund Fees and Expenses, are not included in the calculation of expenses.
The total amount payable to the Adviser since inception was   $87,820, which was waived by the Adviser.
Pursuant to its contract with the Fund, the Investment Adviser is required to render research, statistical, and advisory services to the Fund; to make specific recommendations based on the Fund's investment requirements; and to pay the salaries of the Fund's employees who are affiliated with the Investment Adviser.
Fees of the custodian, registrar, and transfer agents shall be paid by the Fund. The Fund pays all other expenses, including fees and expenses of directors not affiliated with the Adviser, if any; legal and accounting fees; interest, taxes and brokerage commissions, record keeping and the expenses of operating its offices. The Investment Adviser paid the initial organizational costs of the Fund.

Principal Underwriter

The Fund acts as its own underwriter for Investor Class and Adviser Class Shares.

Fund Services

Mutual Shareholder Services, LLC. ("MSS"), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as the Fund's transfer agent.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain regular reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Fund based on its average value.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250. While the Fund's assets are below $10 million, MSS may waive some of its fees.

Distribution

The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act. The Plans authorize payments by the Fund in connection with the distribution of Fund shares at an annual rate determined from time to time by the Board of Trustees. Payments may be made by the Fund under these plans for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities include advertising, shareholder account servicing, compensation to distributor or broker/dealers, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one that the Fund may finance without a plan, the Fund may also make payments to finance such activity outside of the pan and not be subject to its limitations.

The plans were adopted in anticipation that the Fund will benefit from the plans through increased sales of shares of the Fund, thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. Each plan may be terminated at any time by a vote of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the plan or any agreement related thereto (the "Rule 12b-1 Trustees") or by a vote of a majority of the Trust's outstanding shares. Any change in a plan that would materially increase the distribution expenses of the Fund provided for in that plan requires approval of the shareholders and the Board of Trustees, including the Rule 12b-1 Trustees.

While a plan is in effect, the selection and nomination of Trustees who are not interested persons of the Fund will be committed to the discretion of the Trustees of the Fund who are not interested persons of the Fund. The Board of Trustees must review the amount and purposes of expenditures pursuant to each plan quarterly as reported to it by the officers of the Trust. Unless otherwise terminated, each plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees. Until December 31, 200 8 , $ 15,299 had been paid and accrued under the plans.

Investor Class Shares: The Fund acts as its own principal underwriter and distributor for Investor Class Shares. There is no sales load on Investor Class Shares, which are offered on a continuous basis. The distribution plan for Investor Class Shares authorizes payments by the Fund in connection with the distribution of Investor Class Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets, for the Fund's Investor Class Shares.

Adviser Class Shares: The Fund acts as its own principal underwriter and distributor for the Fund's Adviser Class Shares. There is a sales load of 5% on Adviser Class Shares, which are offered on a continuous basis. The distribution plan for Adviser Class Shares authorizes payments by the Fund in connection with the distribution of Adviser Class Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.50% annually of the Fund's average daily net assets, for the Fund's Adviser Class Shares. Adviser Class Shares are only available through brokers who have signed selling agreements with the Fund and can not be purchased from the Fund directly.

Custodian

The Fund has retained Huntington National Bank, 41 South High Street, Columbus, OH 43215, to act as custodian for its investments. As custodian, Huntington National Bank acts as the Fund's depository, safekeeps its securities, handles the delivery of securities to and from the Fund, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

Independent Registered Public Accounting Firm

Sanville & Company, Certified Public Accountants, 1514 Old York Road, Abington, PA 19001 is the Independent Registered Public Accounting Firm  for the Fund. They are responsible for performing an audit of the Fund's year-end financial statements, additional audits required by law, as well as providing accounting and tax advice to the management of the Fund.

Portfolio Managers

Mr. Thomas Kirchner, CFA, is primarily responsible for the day-to-day management of the portfolio of the Fund. As of December 31, 2008, Mr. Kirchner was not managing any accounts other than the Fund. Mr. Kirchner is the sole owner of the Adviser and does not receive a salary from the Adviser. He is compensated only through distributions of profits, if any, from the Adviser to its owner. He owns beneficially Fund shares valued in the range $100,001-$500,000 on December 31, 2008.

Brokerage Allocation and Other Practices

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Adviser pursuant to authority contained in the Fund's management contract. The Adviser seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, the Adviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).
The Adviser may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by the Adviser. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if the Adviser determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Adviser believes that no exact dollar value can be calculated for such services.
The research received from broker-dealers may be useful to the Adviser in rendering investment management services to the Fund as well as other investment companies or other accounts managed by the Adviser, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to the Adviser in carrying out its obligations to the Fund. The receipt of such research has not reduced the Adviser's normal independent research activities; however, it enables the Adviser to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through the Adviser.

The Board of Trustees periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

For the fiscal year ending December 31, 2008 the Fund paid $4,953 in brokerage commissions. No brokerage transactions were directed to brokers that also sell Fund shares.

Capitalization

Description of Shares: Each share has equal dividend, distribution and liquidation rights. There are no conversion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible. The Fund currently offers two classes of shares: Investor Class and Adviser Class. These two classes differ only by their expenses and sales loads as described in the prospectus under 'fees and expenses'.
Voting Rights: Each holder of shares has one vote for each share held. Voting rights are non-cumulative, which means that the holders of a majority of shares of common stock can elect all Trustees of the Fund if they so choose, and the holders of the remaining shares will not be able to elect any person as a director.

Purchase Of Shares - Reinvestments

The offering price of the shares offered by the Fund is at the net asset value per share, plus sales load for Adviser Class shares, next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "Pricing of Fund Shares" in the Prospectus. The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. For your convenience, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $2,500 which is due and payable 3 business days after the purchase date. Less may be accepted under special circumstances.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable five business days after the purchase date. The minimum is $100, but less may be accepted under special circumstances.

Re-Investments: The Fund will automatically retain and reinvest dividends and capital gains distributions in whole shares and use same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. Any surplus over whole shares will held in a cash account. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distributions, if any, to such shareholder in cash.

Retirement Plans

Individual Retirement Account: Persons who earn compensation and are not active participants (and who do not have a spouse who is an active participant) in an employee maintained retirement plan may establish Individual Retirement Accounts (IRA) using Fund shares. Annual contributions, currently limited to the lesser of $5,000 or 100% of compensation, are tax deductible from gross income. This IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes within certain specified limits. All individuals may make nondeductible IRA contributions to separate accounts to the extent that they are not eligible for a deductible contribution. Earnings under the IRA are reinvested and are tax-deferred until withdrawals begin. The maximum annual contribution may be increased if you have a spouse who earns no compensation during the taxable year. A separate and independent Spousal IRA must be maintained.

You may begin to make non-penalty withdrawals as early as age 59 1/2 or as late as age 70 1/2. In the event of death or disability, withdrawals may be made before age 59 1/2 without penalty.

A Disclosure Statement is required by U.S. Treasury Regulations. This Statement describes the general provisions of the IRA and is forwarded to all prospective IRA's. There is no charge by the Fund to open and maintain a Pennsylvania Avenue Event-Driven Fund IRA. This policy may be changed by the Board of Directors if they deem it to be in the best interests of all shareholders. All IRA's may be revoked within 7 days of their establishment with no penalty.

Redemption Of Shares

The Fund will redeem all or any part of the shares of any shareholder who tenders a request for redemption (if certificates have not been issued) or certificates with respect to shares for which certificates have been issued. In either case, proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management. The redemption price is the net asset value per share next determined after notice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption, and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.
Payment by the Fund will ordinarily be mailed within three business days after tender to the address that appears on the Transfer Agent's records. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of Fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

A 2% short-term redemption fee is deducted from shares redeemed within 90 days of investment.

Taxation

The Fund intends to elect to be, and qualify for treatment as, a regulated investment company ("RIC") under the Code. As a RIC, the Fund will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains, which are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.
If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) you would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
Backup withholding. The Fund is required to withhold taxes on all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.
Sale or exchange of fund shares. Your sale (redemption) of Fund shares may result in a taxable gain or loss, depending on whether you receive more or less than your adjusted basis in the shares. In addition, if you buy the Fund's shares within 30 days before or after selling other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase your basis in the newly purchased shares.
Derivatives. Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which the Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the Fund  holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the Fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency- denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.

These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by the Fund  may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If the Fund has an "appreciated financial position"-- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to the Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A Fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, the Fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. The Fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of an excise tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

Passive Foreign Investment Companies ("PFIC"). If the Fund or an underlying ETF receives an "excess distribution" with respect to PFIC stock, the Fund or underlying ETF itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund or underlying ETF to its shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund or underlying ETF held the PFIC stock. The Fund or underlying ETF itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Because the application of the PFIC rules the amount that must be distributed to shareholders and that will be taxable to shareholders as ordinary gain or capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Underwriters

The Fund acts as its own underwriter for Investor Class and Adviser Class Shares.

Financial Statements

The Fund's most recent audited Annual Report to Shareholders, dated December 31, 2008, including the Report of Independent Accountants, is incorporated by reference into this SAI.  The Annual Report may be obtained free of charge by calling 1-888-642-6393 or by writing to the Fund at the address listed on the cover.

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PART C: OTHER INFORMATION

Item 23. Exhibits:

(j) Auditor's consent letter

Item 24. Persons Controlled by or under Common Control with the Fund

Not applicable.

Item 25. Indemnification

Article VI, Section 2 of the Declaration of Trust filed as Exhibit (a)(2) to the Registration Statement is incorporated herein by reference.
The Trust indemnifies its Trustees and officers to the fullest extent permitted by applicable law. Indemnification covers all actions taken against the indemnitee by reason of the fact that he or she is or was a director, officer, employee or agent or fiduciary of the Trust. Indemnitees are indemnified against all expenses, including attorneys' fees, costs and amounts paid in settlement.

Item 26. Business and other Connections of the Investment Adviser:

Pennsylvania Avenue Advisers LLC is registered as an investment adviser. Until July 25, 2007 it also acted as the Fund's transfer agent and administrator.

Item 27. Principal Underwriters

The Fund acts as its own underwriter for Investor Class and Adviser Class Shares.

Item 28. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:
Records relating to registrant's Custodian:

Huntington National Bank
41 South High Street
Columbus, OH 43216

Records relating to registrant's investment adviser:

Pennsylvania Avenue Advisers LLC
260 Water St
Brooklyn, NY 11201

Item 29. Management Services

Not applicable

Item 30. Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the latest annual report to shareholders for the Fund, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement (File No. 811-21253) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on this 11th day of March 2009.
The Pennsylvania Avenue Funds
By: /s/ THOMAS KIRCHNER
------------------------------------
THOMAS KIRCHNER
President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:
  By: /s/ THOMAS KIRCHNER

------------------------------------ March 11, 2009
THOMAS KIRCHNER                        Date
President

By: /s/ RICHARD HOLLY

------------------------------------ March 11, 2009
RICHARD HOLLY                          Date
Trustee

  By: /s/ SHERRY RUSSELL

------------------------------------ March 11, 2009
SHERRY RUSSELL                      Date
Trustee

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